Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

Current income tax provision consists of the following:

	December 31,
	2017	2018
	(in thousands)
Domestic	$1	$3
Foreign	25	35

Total current income tax provision	$26	$38

The components of the deferred tax assets are as follows:

	December 31,
	2017	2018
	(in thousands)
Deferred tax assets:
Net operating loss carryovers	$19,251	$28,834
Fixed and intangible assets	664	837
Accruals and reserves	465	761
Stock-based compensation	31	132
Research and development credits	1,858	1,716
Contributions	13	14

Total deferred tax assets	22,282	32,294
Less valuation allowance	(22,282)	(32,294)

Total net deferred tax assets	$—	$—

Reconciliation of the statutory federal income tax to the Company’s effective tax is as follows:

	December 31,
	2017	2018
	(in thousands)
Income tax benefit at federal statutory rate	$(10,404)	$(8,624)
State and local income taxes net of federal tax benefit	1	3
Foreign tax rate differential	(3)	11
Change in valuation allowance	(522)	8,497
Stock-based compensation	309	123
R&D tax credits	(222)	(313)
Other	109	341
Federal rate change (pursuant to the Tax Cuts and Jobs Act of 2017)	10,758	—

Total current income tax provision	$26	$38

Due to the uncertainties surrounding the realization of deferred assets through future taxable income, the Company has provided a full valuation allowance and, therefore, no benefit has been recognized for the net operating loss and other deferred tax assets. The valuation allowance increased by $0.6 million and $10.0 million during the years ended December 31, 2017 and 2018, respectively.

As of December 31, 2018, the Company had net operating loss carryforwards available to reduce future federal, California and other state income of $119.5 million, $37.2 million and $19.5 million, respectively. The federal net operating loss carryforwards begin expiring in 2030, the California net operating loss carryforwards begin expiring in 2031 and other state net operating loss carryforwards begin expiring in various years, starting in 2029. The net operating loss related deferred tax assets do not include excess tax benefits from employee stock option exercises.

As of December 31, 2018, the Company had research and development credit carryforwards of $1.0 million for federal income tax purposes and $0.9 million for California state income tax purposes available to reduce future taxable income, if any. The federal research and development credit carryforwards expire beginning 2032 and California credits can be carried forward indefinitely.

Utilization of the net operating loss carryforward may be subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of the net operating loss before utilization.

Legislation enacted in 2017, informally known as the Tax Cuts and Jobs Act (“TCJA”), reduces the top U.S. federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred, changes the rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017, allows for immediate expensing of fixed asset additions beginning after September 27, 2017, and creates new taxes on certain foreign sourced earnings. In 2017, the Company was not subject to a one-time transition tax as no foreign accumulated earnings and profits existed. As a result of the signing of the TCJA, the Company recorded a $10.1 million reduction as of December 31, 2017, due to remeasurement of its deferred tax assets along with a corresponding reduction of its valuation allowance.

Subsequent to the enactment of the TCJA, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which allowed companies to record provisional amounts related to the effects of the TCJA during a measurement period not to extend beyond one year of the enactment date. The accounting for the tax effects of the TCJA has been completed as of December 31, 2018 and was not material to income tax expense for the year then ended.

The Company has adopted the approach of recording the consequences of the global intangible low-taxed income (“GILTI”) provisions of the TCJA as period costs when incurred effective for periods beginning after December 31, 2017.

Uncertain Tax Positions

The activity related to the gross amount of unrecognized tax benefits is as follows:

	December 31,
	2017	2018
	(in thousands)
Beginning balance	$688	$893
Additions based on tax positions related to prior years	—	394
Additions based on tax positions related to current years	205	609

Balance at end of year	$893	$1,896

If recognized, gross unrecognized tax benefits would not have an impact on the Company’s effective tax rate due to the Company’s full valuation allowance position. While it is often difficult to predict the final outcome of any particular uncertain tax position, the Company does not believe that the amount of gross unrecognized tax benefits will change significantly in the next twelve months. The Company is subject to taxation in the United States and in Germany. The Company files federal, California, and various other state income tax returns. The Company is not currently under examination by any income tax authorities. The federal and California statute of limitations remains open for three and four years, respectively, from the date of utilization of any net operating loss or credits.

It is the Company’s policy to include penalties and interest expense related to income taxes as a component of the income tax provision as necessary. The Company determined that no accrual for interest and penalties was required as of December 31, 2018.